UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2019, Cboe Global Markets, Inc. (the “Company”) announced (i) the resignation of its President and Chief Operating Officer, Christopher R. Concannon, effective January 14, 2019, (ii) the appointment of Christopher A. Isaacson, currently Executive Vice President and Chief Information Officer, to Executive Vice President and Chief Operating Officer, effective January 14, 2019 and (iii) that Edward T. Tilly, currently Chairman and Chief Executive Officer, will also be appointed President effective January 14, 2019.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Prior to this appointment, Mr. Isaacson serves as our Executive Vice President and Chief Information Officer, a position he was appointed to upon the Company’s acquisition of Bats Global Markets, Inc. (“Bats”). Previously, he served as Bats’ Executive Vice President and Global Chief Information Officer since February 2014 and he has held other various senior leadership positions since 2005.  Prior to being one of the founders of Bats, Mr. Isaacson was a software developer at Tradebot Systems, Inc. from 2003 to 2005. Mr. Isaacson holds a B.S. degree in information systems with a minor in math from Nebraska Wesleyan University and an M.B.A. degree from the University of Nebraska-Lincoln.

In addition to this appointment, Mr. Tilly is our Chairman and Chief Executive Officer. Mr. Tilly has served as our Chairman since February 2017 and as CEO and director since May 2013.  Prior to becoming CEO, Mr. Tilly served as President and Chief Operating Officer from November 2011, and Executive Vice Chairman from August 2006 until November 2011. He was a member of CBOE from 1989 until 2006, and served as Member Vice Chairman from 2004 through July 2006. Mr. Tilly serves on the board of directors of the OCC. He holds a B.A. degree in Economics from Northwestern University.

In connection with the foregoing, Messrs. Isaacson and Tilly will continue to participate in the Company’s incentive compensation plans and their agreements that have been previously disclosed or filed by the Company.  Messrs. Isaacson and Tilly do not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated January 7, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel and
Corporate Secretary

Dated: January 7, 2019

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